                                                                   EXHIBIT 10.38

                              INTELLECTUAL PROPERTY
                         MORTGAGE AND SECURITY AGREEMENT

         This Intellectual Property Mortgage and Security Agreement (this "Agreement") is made as of September 28, 2001 by and between Applied Imaging Corp., a Delaware corporation ("Debtor"), and Silicon Valley Bank, a California banking corporation ("Secured Party").

                                    RECITALS
                                    --------

         A. Secured Party has agreed to lend to Debtor certain funds (the "Loans"), pursuant to a Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") and Debtor desires to borrow such funds from Secured Party.

         B. In order to induce Secured Party to make the Loans, Debtor has agreed to grant a security interest in certain intangible property to Secured Party for purposes of securing the obligations of Debtor to Secured Party.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1.  Mortgage and Grant of Security Interest. As collateral security for
             ---------------------------------------
the prompt and complete payment and performance of all of Debtor's present or future indebtedness, obligations and liabilities to Secured Party, Debtor hereby grants, transfers, and conveys a security interest and mortgage to Secured Party, as security, but not as an ownership interest, in and to Debtor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

             (a) All of present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights, maskworks, software, computer programs and other works of authorship subject to United States copyright protection listed in Exhibit A-1 to this
                                                        -----------
Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. (S)106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Debtor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

             (b) All present and future copyrights, maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United States copyright protection which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Exhibit A-2 to this Agreement, and any and all royalties,
                     -----------
payments, and other amounts payable to Debtor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

          (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this Agreement (the
                                            -----------
"Licenses").

          (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

          (e) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (f) Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

          (g) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto
                                                 ---------
(collectively, the "Patents");

          (h) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C
                                                                 ---------
attached hereto (collectively, the "Trademarks"); provided, however, that
                                                  --------  -------
Secured Party shall not acquire any interest in any intent to use a federal trademark application for a trademark, servicemark, or other mark filed on Debtor's behalf prior to the filing under applicable law of a verified statement of use (or equivalent) for such mark that is the subject of such application;

          (i) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (j) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          (k) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (l) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

       2. Authorization and Request. Debtor authorizes and requests that the
          -------------------------
Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement.

       3. Covenants and Warranties. Debtor represents, warrants, covenants and
          ------------------------
agrees as follows:

          (a) Debtor is now the sole owner of the Collateral, except for (i) non-exclusive licenses granted by Debtor to its customers in the ordinary course of business, and (ii) "Permitted Exclusive Assay Provider Licenses" (as such term is defined in the Loan Agreement).

          (b) Listed on Exhibits A-1 and A-2 are all copyrights owned by Debtor, in which Debtor has an interest, or which are used in Debtor's business.

          (c) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Debtor or is an employee of Debtor acting within the scope of his or her employment and was such an employee at the time of said creation.

          (d) [intentionally omitted]

          (e) Debtor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Debtor all rights of authorship to any copyrighted material in which Debtor has or may subsequently acquire any right or interest.

          (f) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Debtor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment.

          (g) During the term of this Agreement, Debtor will not transfer or otherwise encumber any interest in the Collateral, except for Permitted Liens (as such term is defined in the Loan Agreement) and non-exclusive licenses granted by Debtor in the ordinary course of business or as set forth in this Agreement;

          (h) Each of the Patents, Trademarks, and Copyrights is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

          (i) Debtor shall promptly advise Secured Party of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Debtor in or to any Trademark, Patent or Copyright not specified in this Agreement;

          (j) Debtor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and
(iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld unless Debtor determines that reasonable business practices suggest that abandonment is appropriate;

          (k) Section 9(3) of the Schedule to the Loan Agreement hereby is incorporated herein, mutatis mutandis;

          (l) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Debtor first has rights in such after acquired Collateral, in favor of Secured Party a valid and perfected first priority security interest (subject only to Permitted Liens (if any) that are specifically entitled pursuant to applicable law, or specifically acknowledged in writing by Secured Party, to have priority over Secured Party's security interests) in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (m) below;

          (m) To its knowledge, except for, and upon, the filing with the United States

Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and mortgage created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor in the U.S. or (ii) for the perfection in the United States or the exercise by Secured Party of its rights and remedies thereunder;

          (n) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects.

          (o) Debtor shall not enter into any agreement that would materially impair or conflict with Debtor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Debtor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (p) Upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any material Collateral, the ability of Debtor to dispose of any material Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Collateral.

       4. Secured Party's Rights. Secured Party shall have the right, but not
          ----------------------
the obligation, to take, at Debtor's sole expense, any actions that Debtor is required under this Agreement to take but which Debtor fails to take, after fifteen (15) days' notice to Debtor. Debtor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

       5. Inspection Rights. Debtor hereby grants to Secured Party and its
          -----------------
employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Debtor, and any of Debtor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Debtor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Secured Party access to Debtor's trade secrets and other proprietary information.

       6. Further Assurances; Attorney in Fact.
          -------------------------------------

          (a) Debtor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

         (b) Upon the occurrence and during the continuation of an Event of Default, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's good faith business judgment, upon Debtor's failure or inability to do so, to take any action and to execute any instrument which Secured Party may deem necessary or advisable in Secured Party's good faith business judgment to accomplish the purposes of this Agreement, including:

              (i) To modify, in Secured Party's good faith business judgment, this Agreement without first obtaining Debtor's approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest; and

              (ii) To file, in Secured Party's good faith business judgment, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law.

     7.  Events of Default. The occurrence and continuation of any of the
         -----------------
following shall constitute an Event of Default under this Agreement:

         (a) An Event of Default occurs and is continuing under the Loan Agreement; or

         (b) Debtor breaches any warranty or agreement made by Debtor in this Agreement and such breach is not cured within 5 Business Days of such breach.

     8.  Remedies. Upon the occurrence and continuation of an Event of Default,
         --------
Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Debtor to assemble the Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence and continuation of an Event of Default. Debtor will pay any expenses (including reasonable attorney's fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Party's rights and remedies with respect to the Collateral shall be cumulative.

     9.  Indemnity. Debtor agrees to defend, indemnify and hold harmless Secured
         ---------
Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Debtor, whether under this Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

     10. Release. At such time as Debtor shall completely satisfy all of the
         -------
obligations secured hereunder, Secured Party shall execute and deliver to Debtor all lien releases and other instruments as may be reasonably necessary or proper to terminate Secured Party's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Secured Party pursuant to this Agreement. For the purpose of this Agreement, the obligations secured hereunder shall be deemed to continue if Debtor enters into any bankruptcy or similar proceeding at a time when any amount paid to Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

     11. No Waiver. No course of dealing between Debtor and Secured Party, nor
         ---------
any failure to exercise nor any delay in exercising, on the part of Secured Party, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

     12. Rights Are Cumulative. All of Secured Party's rights and remedies with
         ---------------------
respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

     13. Course of Dealing. No course of dealing, nor any failure to exercise,
         -----------------
nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     14. Attorneys' Fees. If any action relating to this Agreement is brought by
         ---------------
either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

     15. Amendments. This Agreement may be amended only by a written instrument
         ----------
signed by both parties hereto. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

     16. Severability. The provisions of this Agreement are severable. If any
         ------------
provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

     17. California Law and Jurisdiction. This Agreement shall be governed by
         -------------------------------
the laws of the State of California, without regard for choice of law provisions. Debtor and Secured Party consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

     18. Confidentiality. In handling any confidential information, Secured
         ---------------
Party shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that the disclosure of this information may be made (i) to the affiliates of the Secured Party, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Debtor and have delivered a copy to Debtor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Secured

Party.

         19. WAIVER OF RIGHT TO JURY TRIAL. SECURED PARTY AND DEBTOR EACH HEREBY
             -----------------------------
WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND DEBTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR DEBTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[remainder of page intentionally left blank; signature page follows]

     20. Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       DEBTOR:

                                       APPLIED IMAGING CORP.


                                       By: /s/ Barry Hotchkies
                                          -----------------------------
                                       Title: CFO
                                              -------------------------
                                       Name (please print):
                                           BARRY HOTCHKIES
                                       --------------------------------

                                       Address of Debtor:

                                       2380 Walsh Avenue
                                       Santa Clara, CA  95051



                                       SECURED PARTY:

                                       SILICON VALLEY BANK


                                       By: /s/ Chitra Suriyanarayanan
                                           ----------------------------
                                       Title: Account Manager
                                              -------------------------
                                       Name (please print):
                                       CHITRA SURIYANARAYANAN
                                       --------------------------------

                                       Address of Secured Party:

                                       3003 Tasman Drive
                                       Santa Clara, California 95054

STATE OF _________________ )
                           ) ss.
COUNTY OF ________________ )


         On _____________________, 200__, before me, __________________________
_________________________________________, Notary Public, personally appeared
_______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                           ___________________________

                                     (Seal)

STATE OF __________________ )
                            ) ss.
COUNTY OF ________________  )


         On _____________________, 200__, before me, __________________________
_________________________________________, Notary Public, personally appeared
_______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                           __________________________

                                     (Seal)

                                  EXHIBIT "A-1"

                              REGISTERED COPYRIGHTS
                              ---------------------
 (including copyrights that are the subject of an application for registration)

                                     [NONE]

                                  EXHIBIT "A-2"

                             UNREGISTERED COPYRIGHTS
                             -----------------------

                                     [NONE]

                                  EXHIBIT "A-3"

                        DESCRIPTION OF LICENSE AGREEMENTS
                        ---------------------------------

                                     [NONE]

                                   EXHIBIT "B"

                                     PATENTS
                                     -------
   (Including patents that are the subject of an application for registration)


============================================================================================
                  PATENT                 COUNTRY APPLICATION/SERIAL FILING DATE  STATUS
                                                      NUMBER
--------------------------------------------------------------------------------------------
METHOD FOR SEPARATING RARE CELLS FROM A    AU        16898/95         01/23/95  Issued
POPULATION OF CELLS                                  692838

--------------------------------------------------------------------------------------------
METHOD FOR SEPARATING RARE CELLS FROM A    CA        2182371          01/23/95  Issued
POPULATION OF CELLS
--------------------------------------------------------------------------------------------
METHOD FOR SEPARATING RARE CELLS FROM A    EP        95908660.4       01/23/95  Published
POPULATION OF CELLS
--------------------------------------------------------------------------------------------
METHOD FOR SEPARATING RARE CELLS FROM A    JP        7-520135         01/23/95  Issued
POPULATION OF CELLS                                  2977906

--------------------------------------------------------------------------------------------
METHOD FOR SEPARATING RARE CELLS FROM A    PC        95/00961         01/23/95  Published
POPULATION OF CELLS
--------------------------------------------------------------------------------------------
METHOD FOR SEPARATING RARE CELLS FROM A    US        08/190327        01/31/94  Issued
POPULATION OF CELLS                                  5432054
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            AU        18337/95         01/23/95  Issued
SEPARATION OF CELLS                                  680738
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            CA        2182367          01/23/95  Pending
SEPARATION OF CELLS
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            CH        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  CH 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            DE        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  DE 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            DK        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  DK 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            EP        95910120.5       01/23/95  Nat'l Phase
SEPARATION OF CELLS                                  0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            FR        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  FR 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            GB        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  GB 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            IT        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  IT 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            JP        7-520133         01/23/95  Issued
SEPARATION OF CELLS                                  3017291
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            NL        95910120.5       01/23/95  Issued
SEPARATION OF CELLS                                  NL 0739229
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            PC        95/00956         01/23/95  Published
SEPARATION OF CELLS
--------------------------------------------------------------------------------------------
DENSITY GRADIENT MEDIUM FOR THE            US        08/189509        01/31/94  Issued
SEPARATION OF CELLS                                  5489386
--------------------------------------------------------------------------------------------
Centrifuge Tube & Adaptor                  AU        16899/95         01/23/95  Issued
                                                     680346

--------------------------------------------------------------------------------------------
Centrifuge Tube & Adaptor                  CA        2182365          01/23/95  Issued
                                                     2182365

--------------------------------------------------------------------------------------------
Centrifuge Tube & Adaptor                  EP        95908661.2       01/23/95  Published

--------------------------------------------------------------------------------------------
Centrifuge Tube & Adaptor                  JP        7-520136         01/23/95  Pending

--------------------------------------------------------------------------------------------
Centrifuge Tube & Adaptor                  PC        95/00962         01/23/95  Published

--------------------------------------------------------------------------------------------
Centrifuge Tube & Adaptor                  US        08/189249        01/31/94  Issued
                                                     5422018

--------------------------------------------------------------------------------------------
METHOD FOR ANALYZING DNA FROM A RARE CELL  US        08/956349        10/23/97  Issued
IN A CELLPOPULATION                                  6087134
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           AU        49200/97         10/20/97  Issued
Antibodies to IdentifyFetal Cells                    735380
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           CA        2269327          10/20/97  Pending
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           EP        97911938.5       10/20/97  Published
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           HK        00108086.8       10/20/97  Published
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           IL        129382           10/20/97  Pending
Antibodies to IdentifyFetal Cells
============================================================================================

                              EXHIBIT "B" - PATENTS
                      APPLIED IMAGING CORP. - CONFIDENTIAL

============================================================================================
                  PATENT                 COUNTRY APPLICATION/SERIAL FILING DATE  STATUS
                                                      NUMBER
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           JP        10-519694        10/20/97  Pending
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           KR        1999-7003439     10/20/97  Published
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           MX        993697           10/20/97  Pending
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           PC        97/19447         10/20/97  Nat'l Phase
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           RU        99110373.14      10/20/97  Issued
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           US        08/734556        10/21/96  Issued
Antibodies to IdentifyFetal Cells                    5731156
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           IL                         10/20/97  Pending
Antibodies to IdentifyFetal Cells
--------------------------------------------------------------------------------------------
Use of Anti-Embryonic Hemoglobin           US        09/101364        07/07/98  Issued
Antibodies to IdentifyFetal Cells                    5962234

--------------------------------------------------------------------------------------------
MULTIFLUOR-FLUORESCENCE IN-SITU            US        08/901543        07/28/97  Issued
HYBRIDIZATION (M-FISH)IMAGING TECHNIQUES             5880473
USING MULTIPLE MULTIBAND FILTERS WITH..
--------------------------------------------------------------------------------------------
MULTIFLUOR-FLUORESCENCE IN-SITU            US        09/222550        12/29/98  Issued
HYBRIDIZATION (M-FISH) IMAGING TECHNIQUES            6225636
USING MULTIPLE MULTIBAND FILTERS WITH...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      AU        74828/98         05/12/98  Accepted
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      CA        2289930          05/12/98  Pending
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      EP        98922230.2       05/12/98  Pending
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      HK        00105518.2       05/12/98  Published
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      IL        132747           05/12/98  Pending
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      JP        10-549451        05/12/98  Pending
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      NO        19995542         05/12/98  Pending
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      PC        98/09689         05/12/98  Nat'l Phase
USING MULTIPLE ILLUMINATION SCHEMES &
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
IDENTIFICATION OF OBJECTS OF INTEREST      US        09/072502        05/04/98  Issued
USING MULTIPLE ILLUMINATION SCHEMES &                6169816
FINDING OVERLAP OF FEATURES IN...
--------------------------------------------------------------------------------------------
Identification of Objects of Interest      PC        00/31369         11/15/00  Published
Using Illumination Schemes & Finding
Overlap of Features in Corresponding
--------------------------------------------------------------------------------------------
Identification of Objects of Interest      US        09/443949        11/19/99  Pending
Using Illumination Schemes & Finding                 6259807
Overlap of Features in Corresponding
--------------------------------------------------------------------------------------------
Identification of Objects of Interest      US        09/901584        07/09/01  Pending
Using Multiple Illumination Schemes &
Finding Overlap of Features in...
--------------------------------------------------------------------------------------------
CROSS-SPECIES CHROMOSOME PAINTING          CA        2282788          02/27/98  Pending

--------------------------------------------------------------------------------------------
CROSS-SPECIES CHROMOSOME PAINTING          EP        98907137.8       02/27/98  Pending

--------------------------------------------------------------------------------------------
CROSS-SPECIES CHROMOSOME PAINTING          GB        9811526.4        02/27/98  Issued
                                                     2325302

--------------------------------------------------------------------------------------------
CROSS-SPECIES CHROMOSOME PAINTING          JP                         02/27/98  Pending

============================================================================================

November 6, 2001

                              EXHIBIT "B" - PATENTS
                      APPLIED IMAGING CORP. - CONFIDENTIAL

============================================================================================
                  PATENT                 COUNTRY APPLICATION/SERIAL FILING DATE  STATUS
                                                      NUMBER
--------------------------------------------------------------------------------------------
CROSS-SPECIES CHROMOSOME PAINTING          PC        IB98/00439       02/27/98  Pending

--------------------------------------------------------------------------------------------
CROSS-SPECIES CHROMOSOME PAINTING          US        09/032346        02/27/98  Issued
                                                     6255465

--------------------------------------------------------------------------------------------
Chromosome-Specific Paint Probes           US        09/337013        06/30/99  Issued
                                                     6270971

--------------------------------------------------------------------------------------------
Cross-Species Chromosome Painting          US        09/851598        05/08/01  Pending

--------------------------------------------------------------------------------------------
Method for Detection of Analytes in a      PC        00/26841         09/29/00  Published
Sample

--------------------------------------------------------------------------------------------
Method for Detection of Analytes in a      US        09/411352        10/01/99  Pending
Sample

--------------------------------------------------------------------------------------------
AUTOMATIC FOCUSING SYSTEM USING FOCAL      US        07/931944        08/18/92  Issued
LENGTH-CHANGING ELEMENT                              5254845
--------------------------------------------------------------------------------------------
High Efficiency Methods for Combined       US        09/592120        06/12/00  Pending
Immunocytochemistry & In Situ
Hybridization
--------------------------------------------------------------------------------------------
Systems for Retaining Biological           US        60/265747        01/31/01  Pending
Compounds on a Viewing Slide
--------------------------------------------------------------------------------------------
High Efficiency Method for Combined        US                                   Unfiled
Immunocytochemistry and In Situ
Hybridization
--------------------------------------------------------------------------------------------
Automated Scanning Method for Pathology    US        60/298227        06/12/01  Pending
Samples
--------------------------------------------------------------------------------------------
Tumor Cell Enrichment System               US                                   Unfiled

============================================================================================

November 6, 2001

                                   EXHIBIT "C"

                                   TRADEMARKS
                                   ----------
 (including trademarks that are the subject of an application for registration)

-------------------------------------------------------------------------------------
Mark            Country  Serial/Application Filing Date Status
----            -------  ------------------ ----------- -------
                              Number
                              ------
-------------------------------------------------------------------------------------
CVCHROMOSCAN       US         75/570,129    10/14/98    Pending
-------------------------------------------------------------------------------------
CVCHROMOFLUOR      US         75/570,126    10/14/98    Pending
-------------------------------------------------------------------------------------
CYTOVISION         US         2359443       10/14/98    Registered (Issued 6/20/00)
-------------------------------------------------------------------------------------
RXFISH             EM         791533        4/7/98      Registered (Issued 6/29/99)
-------------------------------------------------------------------------------------
RXFISH             IL         119012        4/8/98      Registered (Issued 6/7/99)
-------------------------------------------------------------------------------------
RXFISH             JP         4270936       4/17/98     Registered (Issued 5/7/99)
-------------------------------------------------------------------------------------
RXFISH             US         75/455,614    3/24/98     Registered (Issued 4/4/00)
-------------------------------------------------------------------------------------
RXFISH & DESIGN    US         75/455,613    3/24/98     Registered (Issued 4/4/00)
-------------------------------------------------------------------------------------
CYTONET            EM         2285617       7/4/01      Pending
-------------------------------------------------------------------------------------
CYTOTALK           US         76/210,989    2/16/2001   Pending
-------------------------------------------------------------------------------------
POWERGENE          US         74/530,333    5/27/94     Registered (Issued 7/23/96)
-------------------------------------------------------------------------------------
POWERGENE          EM         2005726       12/18/00    Pending
-------------------------------------------------------------------------------------
CYTOTALK           EM         2062164       1/30/01     Pending
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------